UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2018

CRESTWOOD EQUITY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street

Suite 3400

Houston, Texas 77002

(Address of Principal Executive Offices)

(832) 519-2200

Registrant’s telephone number, including area code

(Former name or former address, if Changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to (a) file Exhibit 99.1 hereto to replace in its entirety (1) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 initially filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2016 (Registration No. 333-210146), including the prospectus contained therein, as amended (“Registration Statement I”), (2) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-3 filed with the SEC on March 31, 2017 (Registration No. 333-217062), including the prospectus contained therein (“Registration Statement II”), (3) the section under the heading “Material U.S. Federal Income Tax Consequences” that appears in the Partnership’s automatically effective Registration Statement on Form S-3 filed with the SEC on March 31, 2017 (Registration No. 333-217061), including the prospectus contained therein (“Registration Statement III”), and (4) the section under the heading “Material U.S. Federal Income Tax Considerations” that appears in the Partnership’s prospectus supplement filed with the SEC on August 4, 2017, supplementing the prospectus contained in Registration Statement II (the “Prospectus Supplement”), in each case to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and the purchase, ownership and disposition of the Partnership’s common units and (b) provide the legal opinion of Vinson & Elkins L.L.P. relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

99.1	Update to (a) “Material U.S. Federal Income Tax Consequences” in Registration Statement I, (b) “Material U.S. Federal Income Tax Consequences” in Registration Statement II, (c) “Material U.S. Federal Income Tax Consequences” in Registration Statement III and (d) “Material U.S. Federal Income Tax Considerations” in the Prospectus Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

By:	Crestwood Equity GP LLC, its General Partner

By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel & Corporate Secretary

Dated: March 1, 2018